UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2020
AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive,	Fort Worth,	Texas	76155
1 Skyview Drive,	Fort Worth,	Texas	76155
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:
(817) 963-1234
(817) 963-1234

N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
The information provided in Item 8.01 is incorporated herein by reference to the extent responsive to Item 1.01.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
The information provided in Item 8.01 is incorporated herein by reference to the extent responsive to Item 2.03.

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES.
The information provided in Item 8.01 is incorporated herein by reference to the extent responsive to Item 3.02.

ITEM 8.01.	OTHER EVENTS.
American Airlines Group Inc. (the “Company”), on behalf of itself and its wholly-owned subsidiaries, American Airlines, Inc., Envoy Air, Inc., Piedmont Airlines, Inc. and PSA Airlines, Inc., has received a summary term sheet (the “Term Sheet”) from the United States Department of the Treasury (“Treasury”) for the grant program (the "Payroll Support Program") and the secured loan program, each in connection with implementation of the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”). The Company has indicated to Treasury that it has accepted the terms of the grant and intends to apply for a secured loan. Based on the Term Sheet provided, the Company understands certain of the material terms of the programs as they relate to the Company to be as described below.
Payroll Support Program Grants
Pursuant to the Payroll Support Program established under the CARES Act, Treasury is to provide to the Company a grant in an amount expected to be approximately $5,810 million.
In consideration for the grant, the Company would issue to Treasury a low-interest rate, senior unsecured term loan (the “PSP Term Loan”) in the principal amount of approximately $1,713 million, which obligation will mature 10 years after issuance. The PSP Term loan will be prepayable at any time at par.
Also in consideration for the grant, the Company would issue to Treasury warrants (the “PSP Warrants”) to purchase approximately 13.7 million shares of common stock of the Company at a price of $12.51 per share (based on the closing price of the Company’s common stock on The Nasdaq Global Select Market on April 9, 2020). The PSP Warrants will expire five years after issuance, and will be exercisable either through net share settlement or cash, at the Company’s option. The PSP Warrants will include customary anti-dilution provisions, will not have any voting rights and will be freely transferrable, with registration rights.
In connection with the Payroll Support Program, the Company will be required to comply with the relevant provisions of the CARES Act, including the requirement that the grant will exclusively be used for the continuation of payment of employee wages, salaries and benefits, and the provisions prohibiting the repurchase of common stock and the payment of common stock dividends until September 30, 2021, as well as those restricting the payment of certain executive compensation until March 24, 2022.
Loan Program
Pursuant to the loan program established under the CARES Act, the Company intends to apply for a secured term loan (the “Loan Program Term Loan”) in the principal amount of approximately $4.75 billion. The final amount will be dependent on the amount of loans requested and ultimately received by other airlines and other eligible parties. The Loan Program Term Loan is expected to be a senior secured obligation, with collateral to be determined. In connection with the Loan Program Term Loan, the Company would issue to Treasury additional warrants (the “Loan Program Warrants”) to purchase approximately 38.0 million shares of common stock of the Company (assuming a loan of $4.75 billion) at a price of $12.51 per share. The Loan Program Warrants will have the same terms and conditions as the PSP Warrants.

In connection with the Loan Program Term Loan, the Company will be required to comply with the relevant provisions of the CARES Act, including those prohibiting the repurchase of common stock and the payment of common stock dividends, as well as those restricting the payment of certain executive compensation. Under the CARES Act, these restrictions will apply until one year after the Loan Program Term Loan is repaid in full.
The Company has not entered into any binding agreement with Treasury with respect to the Payroll Support Program grants, the PSP Term Loan, the PSP Warrants, the Loan Program Term Loan or the Loan Program Warrants. While the Company expects to enter into such agreements with Treasury in the coming weeks, we can provide no assurance as to the final timing or terms of the Payroll Support Program grants or the loans under the loan program.
Cautionary Statement Regarding Forward-Looking Statements
Certain of the statements contained in this report should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (especially in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in the Company’s other filings with the Securities and Exchange Commission. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In particular, the consequences of the coronavirus outbreak to economic conditions and the travel industry in general and the financial position and operating results of our company in particular have been material, are changing rapidly, and cannot be predicted. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: April 15, 2020	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: April 15, 2020	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer